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                                                                 EXHIBIT 3.12(a)

                            ARTICLES OF ORGANIZATION

                                       OF

                   DIGITAL TELEVISION SERVICES OF VERMONT, LLC


         Whereas Digital Television Services of Vermont, LP, a Georgia limited partnership, has elected to become a limited liability company pursuant to
Section 14-11-212 of the Georgia Limited Liability Company Act (the "Act"), the undersigned, pursuant to Act Sections 14-11-212 and 14-11-204, does hereby certify as follows:

                                       I.

                  The name of the limited liability company is DIGITAL TELEVISION SERVICES OF VERMONT, LLC.

                                       II.

         These Articles of Organization shall be effective as of 10:00 a.m. local time in Atlanta, Georgia on February 7, 1997, which effective date and time is later than the date and time of filing of these Articles of Organization as evidenced by the Secretary of State's date endorsement on the original Articles of Organization.

                                      III.

         Filed with these Articles of Organization is a Certificate of Election that is in the form required by Act Section 14-11-212.

                                       IV.

         Management of the Company is vested in the Member.


         IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization of Digital Television Services of Vermont, LLC as of February 3, 1997.


                                        MEMBER:

                                        DTS MANAGEMENT, LLC,
                                        A GEORGIA LIMITED LIABILITY COMPANY

                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------